                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           JULY 2, 1996
                                                             ----------------

                           BELL ATLANTIC CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      1-8606                  23-2259884
        --------                ------------------       -------------------
     (STATE OR OTHER             (COMMISSION FILE         (I.R.S. EMPLOYER
     JURISDICTION OF                  NUMBER)            IDENTIFICATION NO.)
     INCORPORATION)


              1717 ARCH STREET
          PHILADELPHIA, PENNSYLVANIA                            19103
 ---------------------------------------------                --------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 963-6000
                                                        ----------------

                               (NOT APPLICABLE)
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

          Reference is made to the Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1996, as amended and restated on July 2, 1996, by and between Bell Atlantic Corporation and NYNEX Corporation, attached as Exhibit 2.1, which is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

          2.1 Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1996, as amended restated on July 2, 1996, by and between Bell Atlantic Corporation and NYNEX Corporation.


                                      -2-
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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELL ATLANTIC CORPORATION


                              By:   /s/ P. Alan Bulliner
                                    ------------------------------------------
                                    P. Alan Bulliner
                                    Vice President, Corporate Secretary
                                     and Counsel



Dated:  July 3, 1996

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit    Description
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 2.1       Amended and Restated Agreement and Plan of Merger, dated as of April
           21, 1996, as amended and restated on July 2, 1996, by and between Bell Atlantic Corporation and NYNEX Corporation.